Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                 This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Republic Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Port-of-Spain             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Trinidad & Tobago     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: Banque Internationale Arabe de
      Tunisie
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tunis                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Tunisia             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: State Street Bank &
      Trust Co.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: London      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Kingdom       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: The HongKong & Shanghai Banking Corp.,
      Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City               State:    Zip Code:  Zip Ext.:
   D) Foreign Country: Vietnam              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabawe             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9